EXHIBIT 99.1
GIANT INDUSTRIES, INC.
NEWS RELEASE

Contact: Mark B. Cox
         Executive Vice President, Treasurer, & Chief Financial Officer Giant Industries, Inc.
         (480) 585-8888

FOR IMMEDIATE RELEASE

August 07, 2006


                    GIANT INDUSTRIES, INC. ANNOUNCES RECORD
                         SECOND QUARTER NET EARNINGS


Scottsdale, AZ (August 07, 2006) - Giant Industries, Inc. [NYSE: GI] announced today net earnings of $49.2 million or $3.35 per diluted share for the second quarter ended June 30, 2006 versus $20.6 million or $1.51 per diluted share, for the second quarter of the prior year. For the first half of 2006, the Company reported net earnings of $36.9 million or $2.51 per diluted share versus net earnings of $30.6 million or $2.34 per diluted share for the first six months of 2005.

Fred Holliger, Giant's Chairman and CEO said, "The first six months of this year have certainly been strong from an earnings perspective. Our net earnings for the second quarter and year-to-date exceeded our financial performance for the same period last year. Our Four Corners refining operations were exceptionally strong with operating income of $46.6 million in the first half of 2006 compared to $26.0 million for the same period last year. This improvement was primarily the result of improved refining margins. Operating income at the Yorktown refinery was lower for the second quarter and year-to-date as we operated at reduced capacity throughout the first quarter and most of the month of April as we completed repairs on the units that were damaged by a fire in late November 2005. Additionally, the delayed start-up of the new diesel hydrotreater at Yorktown also had an impact on our June financial performance as we sold a portion of our distillates in the lower value heating oil market, and purchased diesel sulfur credits for the on-road sales. Throughout the months of May and June, the refinery operated at full capacity and is continuing to operate at that level. In the second quarter, we received a partial advance from our insurers in the amount of $33.1 million, which was booked as income in the quarter. In July, we received further advances from our insurers in the amount of $3.15 million. We believe that additional proceeds will be forthcoming in the future and will have a significant impact on our earnings during the remainder of 2006."

"Our retail group has also performed well financially and operationally in the first half of 2006 as same store fuel sales are up approximately 3.7% over the prior year level and our same store merchandise sales are up approximately 6.2% over the prior year level. Year-to-date operating income was also positively impacted by higher fuel margins in comparison to the first six months of 2005 and the addition of twelve new convenience stores as a result of an acquisition completed in July 2005. "

"Our Wholesale group continued to experience strong growth in sales volumes and operating income grew approximately 18% from approximately $6.5 million in the first six months of 2005 to $7.7 million in the first six months of 2006, primarily as a result of the July 2005 acquisition."

Holliger continued, "We recently completed hydrotesting of the crude oil pipeline system that originates near Jal, New Mexico and is connected to a company-owned pipeline network that directly supplies crude oil to the Bloomfield and Ciniza refineries. We are currently in the process of installing the pumps and other hardware necessary for reactivation. We anticipate that we should have the pipeline operational before the end of 2006. As we have previously noted, when operational the pipeline has sufficient capacity to allow us to again operate both Four Corners refineries at maximum rates. We are also in the process of closing the acquisition of certain assets from a New Mexico based petroleum jobbership. We are acquiring twenty-five convenience stores, two bulk petroleum distribution plants and a transportation fleet. This acquisition is an excellent complement to all of our existing businesses."

Relative to third quarter performance, Holliger remarked, "We currently believe that our refining fundamentals, overall, are more positive now as compared to the same time last year. Additionally, we anticipate that further insurance proceeds will be received in connection with the fire at our Yorktown refinery that occurred in the fourth quarter of 2005. Further, all three of our refineries are now producing low sulfur highway diesel fuel, as our Yorktown refinery began production this past weekend. Same store fuel volumes for our retail group currently are above the prior year's levels, however, fuel margins are lower. In addition, same store merchandise sales for our retail group are above the prior year's level, while same store merchandise margins have remained stable. The wholesale group currently is experiencing stable margins and volumes as compared to the same time last year."

Giant's senior management will hold a conference call at 2:00 p.m. EDT on August 08, 2006 to discuss this earnings release and provide an update on company operations. The conference call will be broadcast live on the company's website at www.giant.com.

Giant Industries, Inc., headquartered in Scottsdale, Arizona, is a refiner and marketer of petroleum products. Giant owns and operates one Virginia and two New Mexico crude oil refineries, a crude oil gathering pipeline system based in Farmington, New Mexico, which services the New Mexico refineries, finished products distribution terminals in Albuquerque, New Mexico and Flagstaff, Arizona, a fleet of crude oil and finished product truck transports, and a chain of retail service station/convenience stores in New Mexico, Colorado, and Arizona. Giant is also the parent company of Phoenix Fuel Co., Inc. and Dial Oil Co., both of which are wholesale petroleum products distributors. For more information, please visit Giant's website at www.giant.com.

This press release contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as "believes," "expects," "anticipates," "estimates," "should," "could," "plans," "intends," "will," variations of such words and phrases, and other similar expressions. While these forward-looking statements are made in good faith, and reflect the Company's current judgment regarding such matters, actual results could vary materially from the forward-looking statements. Important factors that could cause actual results to differ from forward-looking statements include, but are not limited to: the risk that we will not receive the anticipated amounts of insurance proceeds in connection with the 2005 fire at the Yorktown refinery, the risk that the insurance proceeds received will not have a significant impact on earnings for the remainder of 2006, the risk that the timetable for placing the new pipeline in service will be different than anticipated, or that it will not be possible to place the pipeline in service at all, the risk that the closing for the purchase of Amigo Petroleum Company will not be completed, the risk that the operations of Amigo Petroleum Company will not complement our existing wholesale and retail businesses, the risk that we will not be able to make further improvements in our overall financial picture, the risk that the operating conditions currently being experienced by our refining, retail and wholesale groups will worsen, that our refineries will not continue to be able to produce low sulfur highway diesel fuel, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the foregoing. Forward-looking statements made by the Company represent its judgment on the dates such statements are made. The Company assumes no obligation to update any forward-looking statements to reflect new or changed events or circumstance.

                             CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                                              (Unaudited)

--------------------------------------------------------------------------------------------------------
                                                         (In thousands except shares and per share data)
--------------------------------------------------------------------------------------------------------
                                                 Three Months Ended June 30,   Six Months Ended June 30,
--------------------------------------------------------------------------------------------------------
                                                       2006          2005          2006          2005
--------------------------------------------------------------------------------------------------------
Net revenues                                       $ 1,145,279   $   863,357   $ 2,008,304   $ 1,575,084
Cost of products sold (excluding depreciation
  and amortization)                                  1,016,706       748,883     1,827,259     1,374,673
--------------------------------------------------------------------------------------------------------
Operating expenses                                      55,322        48,744       108,009        94,988
Depreciation and amortization                           10,969         9,492        20,536        20,463
Selling, general and administrative expenses            13,205        11,843        23,211        19,641
Net loss/(gain) on disposal/write-down of assets            49          (207)         (591)         (219)
Gain from insurance settlement due to fire incident    (33,100)         (196)      (35,953)       (3,688)
--------------------------------------------------------------------------------------------------------
Operating income                                        82,128        44,798        65,833        69,226
Interest expense                                        (4,178)       (6,382)       (8,860)      (13,376)
Costs associated with early debt extinguishment              -        (2,099)            -        (2,099)
Amortization of financing costs                           (399)       (1,496)         (798)       (2,000)
Investment and other income                              1,079           368         2,681           489
--------------------------------------------------------------------------------------------------------
Earnings from continuing operations before
  income taxes                                          78,630        35,189        58,856        52,240
Provision for income taxes                              29,392        14,651        21,967        21,644
--------------------------------------------------------------------------------------------------------
Earnings from continuing operations                     49,238        20,538        36,889        30,596
Earnings from discontinued operations, net
  of income tax provision of $13 and $9                      -            22             -            15
--------------------------------------------------------------------------------------------------------
Net Earnings                                       $    49,238   $    20,560   $    36,889   $    30,611
========================================================================================================
Net Earnings per common share:
  Basic
    Continuing operations                          $      3.37   $      1.53   $      2.53   $      2.37
    Discontinued operations                                  -             -             -             -
--------------------------------------------------------------------------------------------------------
                                                   $      3.37   $      1.53   $      2.53   $      2.37
========================================================================================================
  Assuming dilution
    Continuing operations                          $      3.35   $      1.51   $      2.51   $      2.34
    Discontinued operations                                  -             -             -             -
--------------------------------------------------------------------------------------------------------
                                                   $      3.35   $      1.51   $      2.51   $      2.34
========================================================================================================
Weighted average number of shares outstanding:
  Basic                                             14,601,212    13,405,673    14,591,772    12,896,435
  Assuming dilution                                 14,684,001    13,585,293    14,673,827    13,085,121
========================================================================================================


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
                          CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (Unaudited)

                                                              (In thousands)
-----------------------------------------------------------------------------------------
                                                     June 30, 2006      December 31, 2005
-----------------------------------------------------------------------------------------
Assets
Current assets                                         $  422,378          $  442,355
-----------------------------------------------------------------------------------------
Property, plant and equipment                             891,624             764,788
   Less accumulated depreciation and amortization        (308,983)           (297,962)
-----------------------------------------------------------------------------------------
                                                          582,641             466,826
Other assets                                               79,421              75,291
-----------------------------------------------------------------------------------------
Total Assets                                           $1,084,440          $  984,472
=========================================================================================

Liabilities and Stockholders' Equity
Current liabilities                                    $  250,148          $  208,508
Long-term debt                                            275,119             274,864
Deferred income taxes                                      93,292              76,834
Other liabilities                                          27,489              24,430
Stockholders' equity                                      438,392             399,836
-----------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity             $1,084,440          $  984,472
=========================================================================================

                                            OPERATING STATISTICS

                                            2 Qtr. 2006  1 Qtr. 2006  4 Qtr. 2005  3 Qtr. 2005  2 Qtr. 2005
-----------------------------------------------------------------------------------------------------------
Refining Group:
--------------
Four Corners Operations:
Crude Oil/NGL Throughput (BPD)                 28,658       29,122       29,033       29,867       29,811
Refinery Sourced Sales Barrels (BPD)           27,084       28,471       27,075       29,096       29,344
Avg. Crude Oil Costs ($/Bbl)                 $  67.86     $  62.30     $  60.21     $  60.59     $  51.64
Refining Margins ($/Bbl)                     $  21.97     $  10.84     $  16.64     $  18.08     $  13.48
Retail Fuel Volumes Sold as a % of Four
  Corners Refinery's Sourced Sales Barrels         47%          38%          37%          38%          37%

Yorktown Operations:
Crude Oil/NGL Throughput (BPD)                 60,396       37,589       41,685       68,201       68,449
Refinery Sourced Sales Barrels (BPD)           61,668       33,466       45,566       70,936       71,539
Avg. Crude Oil Costs ($/Bbl)                 $  68.36     $  59.02     $  57.72     $  58.05     $  48.76
Refining Margins ($/Bbl)                     $   6.65     $  (3.50)    $   9.61     $  11.25     $   7.30

Retail Group:(1)(2)
------------
Fuel Gallons Sold (000's)                      49,021       46,261       45,421       48,210       41,410
Fuel Margins ($/gal)                         $   0.17     $   0.15     $   0.29     $   0.20     $   0.17
Merchandise Sales ($ in 000's)               $ 40,972     $ 35,531     $ 36,828     $ 40,527     $ 36,325
Merchandise Margins                                27%          27%          28%          27%          27%
Number of Operating Units at End of Period        134          134          135          136          124

Wholesale Group: (3)
---------------
Fuel Gallons Sold (000's)                     149,231      140,748      141,328      138,126      120,344
Fuel Margins ($/gal)                         $   0.06     $   0.07     $   0.09     $   0.08     $   0.06
Lubricant Sales ($ in 000's)                 $ 15,770     $ 17,644     $ 14,789     $ 14,081     $  9,027
Lubricant Margins                                  14%          13%          15%          22%          10%
===========================================================================================================
Operating Income/(loss)(before
  corporate allocations) (in 000's)
-----------------------------------
Refining - Four Corners Operations           $ 35,375     $ 11,233     $ 22,539     $ 32,968     $ 19,724
         - Yorktown Operations                 14,589      (30,805)      16,533       52,288       27,312
Retail(1)                                       3,978        1,711        7,751        4,377        3,114
Wholesale                                       3,527        4,175        5,109        7,577        2,815
Corporate                                      (8,392)      (6,102)      (5,800)     (11,698)      (8,557)
Net gain/(loss) on disposal/write-down
  of assets(1)(4)                              33,051        3,493         (174)      (1,055)         425
-----------------------------------------------------------------------------------------------------------
Total(1)                                     $ 82,128     $(16,295)    $ 45,958     $ 84,457     $ 44,833
===========================================================================================================
Capital expenditures (in 000's)(5)
Refining - Four Corners Operations(6)        $ 26,263     $  9,783     $  5,687     $  3,958     $  1,930
         - Yorktown Operations(7)              40,224       47,791       14,190       14,734       10,790
Retail                                            997          814        1,488        1,221        1,230
Wholesale                                       1,039        1,204          529          528          576
Corporate                                         398          105          375          252          345
-----------------------------------------------------------------------------------------------------------
Total                                        $ 68,921     $ 59,697     $ 22,269     $ 20,693     $ 14,871
===========================================================================================================
(1) Includes discontinued operations.
(2) Includes 12 convenience stores from Dial Retail.
(3) Includes Wholesale Division of Dial Oil Company.
(4) Includes insurance proceeds related to the Ciniza and Yorktown fire incident.
(5) Excludes Yorktown refinery acquisition contingent payments.
(6) Includes disbursements related to the Ciniza fire incident.
(7) Includes disbursements related to the Yorktown fire incident.


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
                                Selected Financial Data

                                                     June 30, 2006     December 31, 2005
-----------------------------------------------------------------------------------------
Working Capital (In Thousands)                          $ 422,378           $ 233,847
Current Ratio                                              1.69:1              2.12:1
Long-Term Debt As A Percent of Total Capital (8)             38.6%               40.7%
Net Debt As A Percent of Total Net Capital (9)               29.6%               21.7%
Book Value Per Share (10)                               $   29.95           $   27.36
Net cash provided by operating activities               $  36,494           $ 188,808
-----------------------------------------------------------------------------------------

 (8) Total capital represents long-term debt plus total stockholders' equity.
 (9) Net debt represents long-term debt less cash and cash equivalents. Total net capital represents long-term debt less cash and cash equivalents plus total stockholders' equity.
(10) Book value per share represents total stockholders' equity divided by number of common shares outstanding.


        Share Price Data  (NYSE: GI)

                    High      Low    Close
-------------------------------------------
2006 2nd Quarter   $76.97   $56.09   $66.55
2006 1st Quarter   $71.00   $52.44   $69.54
2005 4th Quarter   $60.50   $47.80   $51.96
2005 3rd Quarter   $59.74   $35.90   $58.54
2005 2nd Quarter   $36.49   $25.52   $36.00

RECONCILIATIONS TO AMOUNTS REPORTED UNDER GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES

REFINING GROUP
--------------

Refining Margin
---------------
Refining margin is the difference between average net sales prices and average cost of products produced per refinery sourced sales barrel of refined product. Refining margins for each of our refineries and all of our refineries on a consolidated basis are calculated as shown below.

                                                         Three Months              Six Months
                                                        Ended June 30,           Ended June 30,
---------------------------------------------------------------------------------------------------
                                                       2006        2005         2006        2005
---------------------------------------------------------------------------------------------------
AVERAGE PER BARREL

Four Corners Operations
  Net sales                                         $   95.24   $   68.70   $    85.63   $    64.02
  Less cost of products                                 73.27       55.22        69.33        53.30
---------------------------------------------------------------------------------------------------
    Refining margin                                 $   21.97   $   13.48   $    16.30   $    10.72
===================================================================================================
Yorktown Operations
  Net sales                                         $   78.65   $   57.92   $    72.87   $    55.46
  Less cost of products                                 72.00       50.62        69.77        48.40
---------------------------------------------------------------------------------------------------
    Refining margin                                 $    6.65   $    7.30   $     3.10   $     7.06
===================================================================================================
Consolidated
  Net sales                                         $   83.72   $   61.05   $    77.57   $    58.04
  Less cost of products                                 72.39       51.96        69.61        49.88
---------------------------------------------------------------------------------------------------
    Refining margin                                 $   11.33   $    9.09   $     7.96   $     8.16
===================================================================================================

Reconciliations of refined product sales from produced products sold per barrel to net revenues

Four Corners Operations
  Average sales price per produced barrel sold      $   95.24   $   68.70   $    85.63   $    64.02
  Times refinery sourced sales barrels per day         27,084      29,344       27,774       28,954
  Times number of days in period                           91          91          181          181
---------------------------------------------------------------------------------------------------
    Refined product sales from produced
      products sold* (000's)                        $ 234,733   $ 183,450   $  430,470   $  335,508
===================================================================================================
Yorktown Operations
  Average sales price per produced barrel sold      $   78.65   $   57.92   $    72.87   $    55.46
  Times refinery sourced sales barrels per day         61,668      71,539       47,645       67,157
  Times number of days in period                           91          91          181          181
---------------------------------------------------------------------------------------------------
    Refined product sales from produced
      products sold* (000's)                        $ 441,367   $ 377,062   $  628,412   $  674,139
===================================================================================================
Consolidated (000's)
  Sum of refined product sales from produced
    products sold*                                  $ 676,100   $ 560,512   $1,058,882   $1,009,647
  Purchased product, Transportation and
    other revenues                                     95,723      52,609      279,326       96,500
---------------------------------------------------------------------------------------------------
    Net revenue                                     $ 771,823   $ 613,121   $1,338,208   $1,106,147
===================================================================================================
*Includes inter-segment net revenues.

                                                         Three Months              Six Months
                                                        Ended June 30,           Ended June 30,
---------------------------------------------------------------------------------------------------
                                                       2006        2005         2006        2005
---------------------------------------------------------------------------------------------------
Reconciliation of average cost of products
per produced per barrel sold to total cost
of products sold (excluding depreciation and
amortization)

Four Corners Operations
  Average cost of products per produced
    barrel sold                                     $   73.27   $   55.22   $    69.33   $    53.30
  Times refinery sourced sales barrels per day         27,084      29,344       27,774       28,954
  Times number of days in period                           91          91          181          181
---------------------------------------------------------------------------------------------------
    Cost of products for produced products
      sold (000's)                                  $ 180,584   $ 147,454   $  348,528   $  279,328
===================================================================================================

Yorktown Operations
  Average cost of products per produced
    barrel sold                                     $   72.00   $   50.62   $    69.77   $    48.40
  Times refinery sourced sales barrels per day         61,668      71,539       47,645       67,157
  Times number of days in period                           91          91          181          181
---------------------------------------------------------------------------------------------------
    Cost of products for produced products
      sold (000's)                                  $ 404,049   $ 329,539   $  601,679   $  588,322
===================================================================================================

Consolidated
  Sum of refined cost of produced products sold     $ 584,633   $ 476,993   $  950,207   $  867,650
  Purchased product, transportation and
    other cost of products sold                        87,968      44,314      263,183       80,725
---------------------------------------------------------------------------------------------------
    Total cost of products sold (excluding
      depreciation and amortization)                $ 672,601   $ 521,307   $1,213,390   $  948,375
===================================================================================================

RETAIL GROUP
------------

Fuel Margin
-----------
Fuel margin is the difference between fuel sales less cost of fuel sales divided by number of gallons sold.

                                                         Three Months              Six Months
                                                        Ended June 30,           Ended June 30,
---------------------------------------------------------------------------------------------------
                                                       2006        2005         2006        2005
---------------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                          $ 141,445   $  93,797   $  251,076   $  170,495
Less cost of fuel sold                                133,232      86,746      236,145      158,955
---------------------------------------------------------------------------------------------------
Fuel margin                                         $   8,213   $   7,051   $   14,931   $   11,540
Number of gallons sold                                 49,021      41,410       95,282       80,879
Fuel margin per gallon                              $    0.17   $    0.17   $     0.16   $     0.14

Reconciliation of fuel sales to net revenues (000's)

Fuel sales                                          $ 141,445   $  93,797   $  251,076   $  170,495
Excise taxes included in sales                        (17,296)    (15,479)     (32,779)     (30,366)
---------------------------------------------------------------------------------------------------
Fuel sales, net of excise taxes                       124,149      78,318      218,297      140,129
Merchandise sales                                      40,972      36,325       76,503       67,612
Other sales                                             4,586       4,230        9,686        8,058
---------------------------------------------------------------------------------------------------
Net revenues                                        $ 169,707   $ 118,873   $  304,486   $  215,799
===================================================================================================

Reconciliation of fuel cost of products sold to total cost of products sold (excluding depreciation and amortization) (000's)

Fuel cost of products sold                          $ 133,232   $  86,746   $  236,145   $  158,955
Excise taxes included in cost of products sold        (17,296)    (15,479)     (32,779)     (30,366)
---------------------------------------------------------------------------------------------------
Fuel cost of products sold, net of excise taxes       115,936      71,267      203,366      128,589
Merchandise cost of products sold                      29,729      26,496       55,528       49,281
Other cost of products sold                             3,411       3,362        7,425        6,430
---------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization)                    $ 149,076   $ 101,125   $  266,319   $  184,300
===================================================================================================

WHOLESALE GROUP(1),(2)
---------------

Fuel Margin
-----------
Fuel margin is the difference between fuel sales less cost of fuel sales divided by number of gallons sold.

                                                         Three Months              Six Months
                                                        Ended June 30,           Ended June 30,
---------------------------------------------------------------------------------------------------
                                                       2006        2005         2006        2005
---------------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                          $ 393,195   $ 250,908   $  700,751   $  473,795
Less cost of fuel sold                                384,307     243,954      682,980      459,388
---------------------------------------------------------------------------------------------------
Fuel margin                                         $   8,888   $   6,954   $   17,771   $   14,407
Number of gallons sold                                149,231     120,344      289,979      241,209
Fuel margin per gallon                              $    0.06   $    0.06   $     0.06   $     0.06

Reconciliation of fuel sales to net
revenues (000's)

Fuel sales                                          $ 393,195   $ 250,908   $  700,751   $  473,795
Excise taxes included in sales                        (48,127)    (45,314)     (93,558)     (86,146)
---------------------------------------------------------------------------------------------------
Fuel sales, net of excise taxes                       345,068     205,594      607,193      387,649
Lubricant sales                                        15,770       9,027       33,414       17,439
Other sales                                             3,457       1,102        6,762        2,299
---------------------------------------------------------------------------------------------------
Net revenues                                        $ 364,295   $ 215,723   $  647,369   $  407,387
===================================================================================================

Reconciliation of fuel cost of products sold to total cost of products sold (excluding depreciation and amortization) (000's)

Fuel cost of products sold                          $ 384,307   $ 243,954   $  682,980   $  459,388
Excise taxes included in cost of products sold        (48,127)    (45,314)     (93,558)     (86,146)
---------------------------------------------------------------------------------------------------
Fuel cost of products sold, net of excise taxes       336,180     198,640      589,422      373,242
Lubricant cost of products sold                        13,602       8,084       28,952       15,326
Other cost of products sold                             1,305         133        2,548          465
---------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization)                    $ 351,087   $ 206,857   $  620,922      389,033
===================================================================================================

(1) Includes Phoenix fuel and Wholesale component of Dial Oil Company.
(2) Dial Oil presents sales and cost of sales, net of excise taxes.

Consolidated
------------
                                                          Three Months              Six Months
                                                         Ended June 30,           Ended June 30,
-----------------------------------------------------------------------------------------------------
                                                       2006         2005         2006        2005
-----------------------------------------------------------------------------------------------------
Reconciliation to net revenues reported
In Condensed Consolidated Statement of
Operations (000's)

Net revenues - Refinery Group                       $  771,823   $  613,121   $1,338,208   $1,106,147
Net revenues - Retail Group                            169,707      118,873      304,486      215,799
Net revenues - Wholesale Group                         364,295      215,723      647,369      407,387
Net revenues - Other                                        63          213          133          313
Eliminations                                          (160,609)     (84,573)    (281,892)    (154,562)
-----------------------------------------------------------------------------------------------------
Total net revenues reported in Condensed
  Consolidated Statement of Earnings                $1,145,279   $  863,357   $2,008,304   $1,575,084
=====================================================================================================

Reconciliation to cost of products sold
(excluding depreciation and amortization) in Condensed Consolidated Statement of
Operations (000's)

Cost of products sold - Refinery Group
  (excluding depreciation and amortization)         $  672,601   $  521,307   $1,213,390   $  948,375
Cost of products sold - Retail Group
  (excluding depreciation and amortization)            149,076      101,125      266,319      184,300
Cost of products sold - Wholesale Group
  (excluding depreciation and amortization)            351,087      206,857      620,922      389,033
Eliminations                                          (160,609)     (84,573)    (281,892)    (154,562)
Other                                                    4,551        4,167        8,520        7,527
-----------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization) reported in
  Condensed Consolidated Statement of Operations    $1,016,706   $  748,883   $1,827,259   $1,374,673
=====================================================================================================

Our refining margin per barrel is calculated by subtracting cost of products from net sales and dividing the result by the number of barrels sold for the period. Our fuel margin per gallon is calculated by subtracting cost of fuel sold from fuel sales and dividing the result by the number of gallons sold for the period. We use refining margin per barrel and fuel margin per gallon to evaluate performance, and allocate resources. These measures may not be comparable to similarly titled measures used by other companies. Investors and analysts use these financial measures to help analyze and compare companies in the industry on the basis of operating performance. These financial measures should not be considered as alternatives to segment operating income, revenues, costs of sales and operating expenses or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America.

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